                                                                   EXHIBIT 10.22



                               PURCHASE AGREEMENT


                  This agreement (the "Agreement") is made as of January 26, 1997 between OEC MEDICAL SYSTEMS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company") and the successor-in-interest to Diasonics, Inc., and PAINEWEBBER R&D PARTNERS II, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the "Fund").

                  The Fund desires to sell to the Company a warrant to purchase 200,000 shares of common stock of the Company (the "Warrant") on the terms and conditions set forth herein and the Company is willing to purchase the Warrant.


                                    ARTICLE I

                         REPRESENTATIONS AND WARRANTIES

          1.1 REPRESENTATIONS AND WARRANTIES OF THE FUND. The Fund represents and warrants that:

                  (a) It is the sole and lawful owner of the Warrant, free and clear of liens, charges, security interest and encumbrances, and no other person (except for the interest of any partner in the Fund in its capacity as such) has any right or interest in the Partnership Interest.

                  (b) It has full right, power, capacity and authority to sell to the Company the Warrant, and to consummate the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of the Fund in accordance with its terms.

                  (c) The execution, delivery and performance of the Fund of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all requisite action, require no approval of, filing with or other action by or in respect of, any governmental body, agency or official, do not violate, conflict with, or constitute a default under the Fund's certificate of limited partnership or agreement of limited partnership or the terms or provisions of any material agreement, license, sublicense, trust, indenture or other instrument or restriction to which the Fund is a party or by which it is bound or any law, order, award, judgment or decree to which the Fund is a party or by which it is bound.

          1.2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants that:

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full right, power, capacity and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of the Company in accordance with its terms.

                  (b) The execution, delivery and performance of the Company of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all requisite action, require no approval of, filing with or other action by or in respect of, any governmental body, agency or official, do not violate, conflict with, or constitute a default under the Company's charter or bylaws or the terms or provisions of any material agreement, license, sublicense, trust, indenture or other instrument or restriction to which the Company is a party or by which it is bound or any law, order, award, judgment or decree to which the Company is a party or by which it is bound.


                                   ARTICLE II

                          PURCHASE AND SALE OF WARRANT;
                                 PURCHASE PRICE

         2.1 PURCHASE OF WARRANT. The Fund hereby sells, transfers, assigns, conveys and delivers to the Company, and the Company hereby purchases from the Fund, the Warrant. At the request and expense of the Company, the Fund shall execute such further proper assignments and instruments as are necessary to accomplish and record such purchase and sale and establish the sole ownership of the Company in and to the Warrant.

         2.2      PURCHASE PRICE OF WARRANT.

                  (a) As complete and full consideration for the sale to the Company by the Fund of the Warrant, the Company shall pay to the Fund the sum of One Million Dollars ($1,000,000) in same day funds against delivery of the Warrant to the Company.


                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

         3.1 ASSIGNMENT. This Agreement and each and every provision hereof, shall be binding upon and shall insure to the benefit of each of the parties hereto, their successors, successors-in-title and assigns; and each and every successor-in-interest to any party hereto, whether such successor acquires such interest by way of gift, purchase, foreclosure, or by any other method, shall hold such interest subject to all of the terms and provisions of this Agreement.

         3.2 ENTIRE AGREEMENT; AMENDMENT. This Agreement sets forth and constitutes the entire agreement between the Company and the Fund with respect to the subject matter discussed herein, and supersedes any and all prior agreements, understandings, promises and representations made by either the Company or the Fund concerning the subject matter hereof.

         3.3 SEVERABILITY. If any provision of this Agreement is, becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, such provision shall be deemed amended to conform to applicable laws so as to be valid and enforceable, or, if it cannot be so amended without materially altering the intention of the parties hereto, it shall be stricken and the remainder of such Agreement shall remain in full force and effect.

         3.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules of such State.

         3.5 HEADINGS. Article and Section headings contained in this Agreement are included for convenience only and are not to be used in construing or interpreting such Agreement.

         3.6 NONWAIVER OF RIGHTS. No failure or delay on the part of the Company or the Fund in exercising any right under this Agreement, irrespective of the length of time for which such failure or delay shall continue, will operate as a waiver of, or impair, any such right. No single or partial exercise of any such right will preclude any other or further exercise thereof or the exercise of any other right. No waiver of any such right will be effective unless given in a signed writing. No waiver of any such right will be deemed a waiver of any other right hereunder.

         3.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute together by one and the same documents, binding on both the Company and the Fund notwithstanding that the Company and the Fund may have signed different counterparts.

          IN WITNESS WHEREOF, the Company and the Fund have executed this Agreement as of the date first above mentioned.

                                   PAINEWEBBER R&D PARTNERS II, L.P.

                                   BY:  PAINEWEBBER TECHNOLOGIES II, L.P.
                                         GENERAL PARTNER

                                   BY:  PAINEWEBBER DEVELOPMENT
                                          CORPORATION, GENERAL PARTNER OF
                                          THE ABOVE-NAMED GENERAL PARTNER

                                   BY:  /S/ RICHARD F. MCCORMICK
                                       ----------------------------------
                                        NAME:   RICHARD F. MCCORMICK
                                        TITLE:  VICE PRESIDENT



                                   OEC MEDICAL SYSTEMS, INC.

                                   BY:  /S/ RANDY W. ZUNDEL
                                        ---------------------------------
                                        NAME:  RANDY W. ZUNDEL
                                        TITLE: CHIEF OPERATING OFFICER
                                               CHIEF FINANCIAL OFFICER